Investor Presentation

Fourth Quarter 2018

Capital City Bank Group

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the Company's other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Corporate Profile

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $3.0B Assets
- Loans: $1.8B/Deposits: $2.5B
- 85% Florida/15% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.5B Assets Under Management


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
59 Offices
FLORIDA
Fort Myers
Miami

Corporate Profile

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~64% Retail/ 36% Institutional
~ 24% Insider

62/38

$389M

Market Cap(1)
$389 Million

(1) As of 12/31/18

Florida at a Glance

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Expected to Benefit from Multiplier Effect


Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA	
Total Deposits *(in Thousands)*	$1,170,535
Market Share[(1)]	14.3%
Market Share Rank[(1)]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[(2)]	4.5%
Projected HH Income Growth[(2)]	12.2%

GAINESVILLE MSA	
Total Deposits *(in Thousands)*	$277,837
Market Share[(1)]	6.2%
Market Share Rank[(1)]	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[(2)]	5.7%
Projected HH Income Growth[(2)]	5.1%

MACON MSA	
Total Deposits *(in Thousands)*	$93,295
Market Share[(1)]	2.5%
Market Share Rank[(1)]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[(2)]	1.1%
Projected HH Income Growth[(2)]	6.8%

RURAL COMBINED - 15 Markets[(3)]	
Total Deposits *(in Thousands)*	$924,593
Market Share[(1)(3)]	10.3%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2018

(2) Projected Change from 2019-2024 (Nielsen)

(3) Excludes Markets with < 2% Share

Core Deposit Advantage


AVERAGE DEPOSITS BY TYPE(1)
5%
15%
38%
10%
32%
NIB Demand Deposits
NOW
Money Market
Regular Savings
CDs


COST OF FUNDS(1)
(27bps)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
CCBG
Florida Peer (2)
Regional Peer (2)
National Peer (2)

(1) 2018
(2) Publically Traded $1-$5 Billion Commercial Banks (Source: SNL)

Loan Portfolio Diversification


LOAN PORTFOLIO(1)
$1,781,094
33%
19%
15%
12%
13%
5%
2%
1%
Commercial R/E
Residential R/E
Indirect Auto
Home Equity R/E
Commercial Loans
Construction R/E
Direct Consumer
Other Loans

(1) 4Q2018-EOM


CRE COMPOSITION
164% of Tier 1 Capital
$476,637
68%
18%
11%
2%
1%
Improved Property
Construction
Vacant Land
Condos
Land Development


IMPROVED PROPERTY COMPOSITION
$326,745
25%
26%
11%
10%
9%
9%
8%
2%
1-4 Residential
Retail
Hotel/Motel
Multi-Family
Office
Industrial/Warehouse
Other
Gas Station/C-Store

Credit Quality

- NPA Reduction: 5% Decrease QoQ and 18% Decrease YoY
- Classified Loans: 15% Decrease QoQ and 26% Decrease YoY
- Continued Strong OREO Sales with Retail Disposition Strategy: 18% Decrease QoQ and 43% Decrease YoY



CLASSIFIED LOANS
(% of Total Loans)
$300M
$250M
$200M
$150M
$100M
$50M
0
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.64%
$42M
1.87%
$31M
1.52%
$27M
1.29%
$23M
4Q09
Peak
4Q14
4Q15
4Q16
4Q17
3Q18
4Q18



NON-PERFORMING ASSETS
(% of Assets)
$150M
$120M
$90M
$60M
$30M
0
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.67%
$19.2M
0.38%
$11.1M
0.34%
$9.6M
0.31%
$9.1M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
3Q18
4Q18



TOTAL OREO BALANCES
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
0
$62.6M
$35.7M
$19.3M
$10.6M
$3.9M
$2.7M
$2.2M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
3Q18
4Q18

Strong Capital Position



CAPITAL TO EXECUTE
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
0
2011
2015(1)
2016
2017
2018
Trust Preferred
Common Equity
Excess Capital



STAYING POWER
20
15
10
5
0
15.32%
6.51%
7.99%
17.25%
6.99%
9.21%
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
2011
2015
2016
2017
2018
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(2)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Basel 111 became effective in 2015.
(2) Adjusted Non-GAAP, See Appendix for Reconciliation.

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME(1)


3%
2%
1%
4%
9%
29%
9%
13%
17%
13%

$99 Million

- Commercial R/E
- Residential R/E
- Home Equity R/E
- Investment Securities
- Indirect Auto
- Commercial Loans
- Construction R/E
- Direct Consumer
- Funds Sold
- Fees on Loans

FEE INCOME(1)


9%
13%
39%
35.8%
of Operating
Revenues
17%
22%

$52 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other
- Mortgage Banking Fees

(1) 2018

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS
($ in Millions / % Growth[1])



$2,000,000
$1,500,000
$1,000,000
$500,000
0
2013
2014
2015
2016
2017
2018
$1,400
3.0%
$1,442
4.1%
$1,504
4.5%
$1,572
5.5%
$1,658
7.4%
$1,781

GROWTH BY SEGMENT[2]



-$20M
-$10M
0
$10M
$20M
$30M
$40M
$50M
$60M
$70M
Commercial Loans 7.1%
Construction R/E 14.8%
Commercial R/E 12.4%
Residential R/E 9.0%
-8.5% Home Equity R/E
-10.4% Direct Consumer
Indirect Auto 8.3%
Other - LIP 7.4%

(1) Year over year
(2) 2018 vs. 2017

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING


20%
36%
15%
11%
7%
5%
6%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

RATE MIX


39% Fixed
41% Adjustable
20% Variable
$1,781
(in millions)

- 61% of Loan Portfolio is Variable or Adjustable
- 56% of Loan Portfolio Reprices within One Year

DRIVE REVENUES

Grow and Diversify Fee Income

FEE INCOME MIX
(in Millions)



$51,746
$51,565
100%
80%
60%
40%
20%
0
Other Fees
Mortgage Banking Fees
Wealth Management Fees
Bank Card Fees
Deposit Fees
2017
2018

GROWTH INITIATIVES



SBA 7(a) Loan Program
Free to Fee Checking
Improve Card Utilization
$
Leverage Working Capital Finance Platform
Residential Originations
Grow Wealth Management Assets

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND



$150M
$120M
$90M
$60M
$30M
0
$6,652
$115,193
$30,180
$102,781
$18,069
$97,204
$15,690
$97,523
$13,013
$96,434
$10,835
$100,668
2007
2010
2015
2016
2017
2018
Cycle Costs(1)
Core Expenses

(1) OREO, Legal (Loan Resolution), FDIC Insurance & Pension Costs

NONINTEREST EXPENSE MIX



0%
5%
6%
8%
8%
13%
17%
43%
2018
Salaries
Occupancy
Other
Associate Benefits
Pension Plan
Legal & Professional
Processing Services
Other Real Estate

EXPENSE MANAGEMENT

Initiatives in Motion

Channel Optimization	Process Improvement	Reduce Cycle Costs	Support Growth
Self-Service Teller	Consolidate Platforms	OREO	Onboarding
Mobile & Online	Electronic Documents	Legal	Client Segmentation
Digital Lending	Eliminate Non-Value-Added Tasks	Pension	
Website Enhancements			
Office/Market ROA Reviews			

EFFECTIVELY DEPLOY CAPITAL

Organic Growth	• Technology Investments • Leverage Infrastructure
Return Capital	• Dividend • Share Repurchase Program
Leverage Capital	• M&A Opportunities • Non-Bank Businesses

Acquisition Opportunity

Profile

- Banks with $100-500M Assets ~250 Total Banks
- TBV Pricing Attractive

Targets

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear


Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2019 Focus

Broader Based Loan Growth	• Small Business, Commercial Real Estate, Residential Real Estate, WCF/ABL, and Participations/Pools
Implement Fee Income Initiatives	• Including Our New Checking Account Platform and Strategies to Drive Interchange Revenues
Evaluate Acquisition Opportunities	• Evaluate Both Bank and Non-bank Opportunities

Why CCBG?

- Florida is Growing
- Growth Measures Nearing Prior Peaks
- Stable Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results



0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.10
0.25
0.22
0.41
0.17
0.30
0.20
0.33
0.16
0.30
0.21
0.35
0.27
0.44
0.00
0.46
0.34
0.41
0.35
0.42
0.35
0.50
0.50
0.55
1Q16
2Q16*
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17**
1Q18***
2Q18***
3Q18***
4Q18****
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes TRUPs Repurchase Gain of $0.09 per Share
**Includes Deferred Tax Re-Measurement Expense of $0.24 per Share
***Includes Tax Benefits $0.09, $0.08, and $0.02 per share for 1Q, 2Q, and 3Q respectfully related to 2017 Plan Year Pension contributions
****Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

Financial Highlights

Dollars in Thousands, except Earnings per Share	2013	2014	2015	2016	2017	2018
Interest Income	$82,152	$78,221	$79,658	$81,154	$86,930	$99,395
Interest Expense	4,416	3,580	3,307	3,189	3,948	6,891
Net Interest Income	77,736	74,641	76,351	77,965	82,982	92,504
Provision	3,472	1,905	1,594	819	2,215	2,921
Noninterest Income	56,416	52,536	54,091	53,681	51,746	51,565
Noninterest Expense	122,710	114,358	115,273	113,214	109,447	111,503
Income Taxes	1,925	1,654	4,459	5,867	12,203	3,421
Net Income	6,045	9,260	9,116	11,746	10,863	26,224
Diluted Earnings Per Share	.35	.53	.53	.69	.64	1.54
RATIOS						
Return on Average Assets	.24%	.36%	.34%	.43%	.39%	.92%
Return on Average Equity	2.40	3.27	3.31	4.22	3.83	8.89
Net Interest Margin	3.54	3.36	3.31	3.25	3.37	3.64
Net Charge-offs to Average Loans	.66	.53	.35	.09	.14	.12
Efficiency Ratio (FTE)	91.09	89.68	87.94	85.34	80.50	77.05
Dividend Payout Ratio	N/M	16.98	24.53	24.64	37.50	20.78

Financial Highlights

As of Period-End *Dollars in Thousands*	2013	2014	2015	2016	2017	2018
Investments	$399,631	$505,129	$638,920	$700,099	$697,590	$663,477
Loans	1,399,668	1,442,062	1,503,907	1,572,175	1,658,309	1,781,094
Total Assets	2,611,903	2,627,169	2,797,860	2,845,197	2,898,794	2,959,183
Noninterest Bearing Deposits	641,463	659,115	758,283	791,182	874,583	947,858
Interest Bearing Deposits	1,494,784	1,487,679	1,544,566	1,621,104	1,595,294	1,583,998
Total Deposits	2,136,248	2,146,794	2,302,849	2,412,286	2,469,877	2,531,856
Capital	276,400	272,540	274,352	275,168	284,210	302,587
RATIOS						
Risk Based Capital	17.94%	17.76%	17.25%	16.28%	17.10%	17.13%
Tangible Equity	7.58	7.38	6.99	6.90	7.09	7.58
Nonperforming Assets to Total Assets	3.26	2.00	1.06	0.67	0.38	0.31
Reserve to Loans	1.65	1.22	0.93	0.86	0.80	0.80
Reserve to Nonperforming Loans	62.48	104.60	135.40	157.40	185.87	206.79

Market Demographic

Anchor and Small-Town America Markets More Stable and Predictable.

	Population Growth Rate		Household	
	2010-2019	2019-2024	Median Income 2019	Projected Change 2019-2024
Tallahassee MSA	6.28%	4.51%	$53,308	12.25%
CCBG Florida Markets	7.94%	3.95%	$44,838	5.89%
Florida	14.28%	6.79%	$55,629	10.26%
US	6.64%	3.56%	$63,174	8.82%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

Deposit Market Share

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2017 Market Share in Top 4	Deposit Market Share**
Florida	48	$2,169,890	87.07%	12 of 18	8.30%
Georgia	9	$292,360	11.73%	2 of 4	5.11%
Alabama	2	$29,949	1.20%	-	9.22%
Totals	59	$2,492,199	100.00%	-	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2018*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

Non-GAAP Financial Measures

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2013	2014	2015	2016	2017	2018
TANGIBLE COMMON EQUITY RATIO							
Shareowners' Equity (GAAP)		$276,400	$272,540	$274,352	$275,168	$284,210	$302,587
Less: Goodwill (GAAP)		$84,843	($84,811)	$84,811	$84,811	$84,811	$84,811
Tangible Shareowners' Equity (non-GAAP)	A	$191,557	$187,729	$189,541	$190,357	$199,399	$217,776
Total Assets (GAAP)		$2,611,903	$2,627,169	$2,797,860	$2,845,197	$2,898,794	$2,959,183
Less: Goodwill (GAAP)		$84,843	($84,811)	$84,811	$84,811	$84,811	$84,811
Tangible Assets (non-GAAP)	B	$2,527,060	$2,542,358	$2,713,049	$2,760,386	$2,813,983	$2,874,372
Tangible Common Equity Ratio	A/B	7.58%	7.38%	6.99%	6.90%	7.09%	7.58%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2016	2017	2018
PRE-TAX PRE-CREDIT COSTS PER DILUTED SHARE				
Income Before Income Taxes (GAAP)		$17,613	$23,066	$29,645
Plus: Provision for Loan Losses (GAAP)		$819	$2,215	$2,921
Plus: Other Real Estate Owned Expense (GAAP)		$3,649	$1,135	($442)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$22,081	$26,416	$32,124
Average Diluted Common Shares (GAAP)	B	17,061	17,013	17,072
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.29	$1.55	$1.88

Capital City Bank Group®

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com